UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2006
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-27312 (Commission File Number)	25-1537134 (IRS Employer Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On February 1, 2006, Tollgrade Communications, Inc. (the “Company”) issued a press release announcing the Company’s preliminary unaudited results of operations for the fourth quarter ended December 31, 2005. Included in that release was an announcement that on January 26, 2006, the Company’s management and the Audit Committee of the Company’s Board of Directors concluded that previously issued financial statements for the years ended December 31, 2001, 2002, 2003 and 2004, including the unaudited quarterly financial information for each of the three years ended December 31, 2004 and for each of the first three quarters for the year ended December 31, 2005, should be restated. A copy of this press release is attached as Exhibit 99.1.
     The information furnished pursuant to this Item of the Current Report on Form 8-K (including the exhibits hereto) shall not be deemed to be “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered or incorporated by reference therein.
ITEM 4.02(A) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.
     On January 26, 2006, management and the Audit Committee of the Company concluded that previously issued financial statements for the years ended December 31, 2001, 2002, 2003 and 2004, including previously issued unaudited quarterly financial information for each of the three years ended December 31, 2004 and for each of the first three quarters for the year ended December 31, 2005 should not be relied upon due to errors in these financial statements. The restatement adjustments relate to certain intangible assets acquired by the Company in its LoopCare™ and Cheetah™ acquisitions that should have been assigned finite useful lives, rather than indefinite lives, at their respective acquisition dates in September 2001 and February 2003. The assets affected include the LoopCare Base Software and Cheetah Customer Base, which will be amortized over 10 and 15 years, respectively, from the date of acquisition. The Company has had discussions with the Staff of the Securities and Exchange Commission regarding these matters, and subsequent to these discussions the Company has determined to restate its financial statements for the relevant periods described below. The amortization of these intangible assets results in non-cash adjustments which do not have any impact on the Company’s operating cash flows.
     The Company intends to restate its previously issued financial statements for the years ended December 31, 2003 and 2004 within the Company’s Form 10-K for the year ended December 31, 2005 and to amend its quarterly filings for 2005. The Company expects to file the 2005 Form 10-Q/As and 2005 Form 10-K on or about February 24, 2006.
     The estimated effects of all restatement adjustments, which are subject to audit, are included in the following table (in thousands, except per share data):

				December 31,
	Q3 2005	Q2 2005	Q1 2005	2004	2003	2002	2001
Net income (loss), as originally reported	$1,584	$1,168	$(731)	$1,345	$3,148	$3,357	$13,675
Amortization of intangible assets	(174)	(174)	(174)	(608)	(538)	(451)	(113)

Income tax effects	61	61	61	177	210	171	44

Net income (loss), as restated	$1,471	$1,055	$(844)	$914	$2,820	$3,077	$13,606

Diluted earnings (loss) per share, as originally reported	$0.12	$0.09	$(0.06)	$0.10	$0.24	$0.25	$1.02
Impact of adjustment, net of taxes	(0.01)	(0.01)	—	(0.03)	(0.03)	(0.02)	(0.01)

Diluted earnings (loss) per share, restated	$0.11	$0.08	$(0.06)	$0.07	$0.21	$0.23	$1.01

     The estimated effects in the above table include an immaterial adjustment to amortize acquired Cheetah Maintenance Agreements, over 10 years, from the date of acquisition. As the Company classifies amortization expense within cost of sales, the restatement will also affect gross profit by the estimated amounts above. The cumulative effect of all restatement adjustments on retained earnings at January 1, 2002 is immaterial.
Internal Control over Financial Reporting
     In their Report on Internal Control over Financial Reporting included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, management had previously concluded that the Company’s internal control over financial reporting was effective. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. Management has now concluded that the Company’s internal control over financial reporting as of December 31, 2004 was ineffective as a result of the following material weakness:

The Company did not have effective controls designed and in place to properly determine and review the estimates and judgments made relating to useful or indefinite lives assigned to intangible assets acquired in purchase business combinations. The accounts affected were certain intangible assets, goodwill and amortization expense. This control deficiency resulted in the need to restate the Company’s financial statements for the years ended December 31, 2003 and 2004, for each of the quarters of the year ended December 31, 2004, and for each of the first three quarters for the year ended December 31, 2005. Accordingly, management has determined that this control deficiency constituted a material weakness.
     As a result, Management’s Report on Internal Control over Financial Reporting as originally filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, should no longer be relied upon.
     Management has not yet finalized its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2005, including the impact, if any, of the material weakness described above. The Company plans to provide a description of the related remediation and its impact on its internal control over financial reporting as of December 31, 2005 in the 2005 Form 10-K filing.
     Management and the Audit Committee have discussed the accounting matters disclosed in this current report on Form 8-K with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description
99.1	Press Release*
     *This exhibit is furnished with this Current Report on Form 8-K and shall not be deemed “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.
Dated: February 1, 2006	By:	/s/ Sara M. Antol
Sara M. Antol
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release